UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 6, 2013

(Date of earliest event reported)

Corning Natural Gas Corporation

(Exact name of registrant as specified in its charter)

New York	000-00643	16-0397420
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

330 West William Street, Corning, New York	14830
(Address of principal executive offices)	(Zip Code)

(607) 936-3755

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]____Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]____Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]____Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]____Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

At a Special Meeting of Shareholders of Corning Natural Gas Corporation ("Corning Gas") held on Wednesday, November 6, 2013, Corning Gas's shareholders voted on a proposal to form a holding company by means of a share for share exchange and cast their votes with respect to such proposal as described below. The proposal is described in detail in Corning Gas's definitive joint proxy statement/prospectus filed with the Securities and Exchange Commission by Corning Natural Gas Holding Corporation on October4, 2013.

Proposal 1: To adopt an Agreement and Plan of Share Exchange to establish a holding company structure for Corning Natural Gas Corporation in which Corning Gas will become a subsidiary of a holding company, Corning Natural Gas Holding Corporation (the "Holding Company"), pursuant to an Agreement and Plan of Share Exchange that provides for all of the outstanding shares of Corning Gas's Common Stock to be exchanged automatically on a share-for-share basis for shares of the Holding Company's Common Stock.

The following vote was reported:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,850,303	3,145	13,280	N/A

Based on these results, the shareholders approved Proposal No. 1 by more than the two-thirds vote required.

No other matters were voted upon at the meeting.

Item 8.01 Other Events.

On November 6, 2013, holders of more than two-thirds of the outstanding shares of common stock of Corning Gas voted to approve the previously announced plan to reorganize to create a holding company structure with Corning Natural Gas Holding Corporation ("Holding Company.") through a share for share exchange. Upon the effective date of the transaction, Corning Gas will become a wholly owned subsidiary of Holding Company. The transaction will be consummated pursuant to the Agreement and Plan of Share Exchange, dated September 11, 2013, between Corning Natural Gas Holding Corporation and Corning Natural Gas Corporation. The transaction will be effective upon the filing of a certificate of exchange with the New York Department of State.

The description of the holding company formation set forth in this Item 8.01 is qualified in its entirety by reference to the full text of the Agreement and Plan of Share Exchange which was filed on Corning Gas's Form 8-K on October 4, 2013 and is incorporated by reference into this Item 8.01.

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Item 9.01 Financial Statements and Exhibits.

Exhibit 4.1 Agreement and Plan of Share Exchange, dated September 11, 2013, between Corning Natural Gas Holding Corporation and Corning Natural Gas Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Corning Natural Gas Corporation

Dated: November 12, 2013

By: /s/ Michael I. German

President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Name	Location
4.1	Agreement and Plan of Share Exchange, dated September 11, 2013, between Corning Natural Gas Holding Corporation and Corning Natural Gas Corporation	Incorporated by reference to Corning Natural Gas Corporation (File No. 000-0643) Form 8-K, filed on October 4, 2013

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